QuickLinks -- Click here to rapidly navigate through this document

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 13, 2001

ISIS PHARMACEUTICALS, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

000-19125 (Commission File No.)	33-0336973 (IRS Employer Identification No.)

2292 Faraday Avenue
Carlsbad, CA 92008
(Address of Principal Executive Offices and Zip Code)

Registrant's telephone number, including area code: (760) 931-9200

Item 5. Other Events.

    On December 13, 2001 Isis Pharmaceuticals, Inc. and Amgen, Inc. announced a three-year collaboration agreement to discover new antisense drugs. The collaboration will utilize Isis' proprietary second-generation chemistry to develop antisense drugs which inhibit several gene targets. Amgen will have the right to develop and commercialize antisense drugs resulting from the collaboration. Isis will receive milestone payments upon key clinical and commercial achievements, and royalties for successful antisense drugs.

    On December 19, 2001 Isis Pharmaceuticals, Inc. and Circadian Technologies Limited, an Australian biotechnology commercialization firm, announced the formation of Antisense Therapeutics Limited (ATL). ATL was established to focus on the discovery and development of antisense drugs. ATL is listed on the Australian Stock Exchange and has successfully completed its initial public offering. As part of the formation of ATL, Isis has licensed to ATL ISIS 107248, an antisense inhibitor to CD 49d, a sub-unit of VLA-4. In addition, Isis and ATL will participate in a five-year antisense drug discovery and development collaboration, which includes the use of GeneTrove's gene functionalization services. ATL will pay royalties on antisense drugs discovered and developed within the partnership.

    On December 27, 2001 Isis Pharmaceuticals, Inc. announced the establishment of a supply agreement with Integrated DNA Technologies, Inc. (IDT). In addition, Isis expanded its existing licensing agreement with IDT on certain antisense patents. The agreement calls for IDT to manufacture research-scale antisense inhibitors and research reagents to Isis specifications.

Item 7. Exhibits.

10.1	*	Collaboration Agreement dated December 11, 2001 between Isis Pharmaceuticals, Inc. and Amgen, Inc.
10.2	*	Oligonucleotide Manufacturing and Supply Agreement dated December 4, 2001 between Isis Pharmaceuticals, Inc. and Integrated DNA Technologies, Inc.
10.3	*	Amended and Restated IDT-Isis Licensing Agreement dated December 4, 2001 between Isis Pharmaceuticals, Inc. and Integrated DNA Technologies, Inc.
10.4		Master Agreement dated October 30, 2001 between Isis Pharmaceuticals, Inc. and Antisense Therapeutics Ltd.
10.5	*	Collaboration and License Agreement dated October 30, 2001 between Isis Pharmaceuticals, Inc. and Antisense Therapeutics Ltd.
10.6	*	Clinical Supply Agreement dated October 30, 2001 between Isis Pharmaceuticals, Inc. and Antisense Therapeutics Ltd.
10.7		Stock Purchase Agreement dated October 30, 2001 between Isis Pharmaceuticals, Inc. and Antisense Therapeutics Ltd.
99.1		Press Release dated December 13, 2001 regarding Amgen, Inc. and Isis Pharmaceuticals, Inc.
99.2		Press Release dated December 19, 2001 regarding Antisense Therapeutics Limited and Isis Pharmaceuticals, Inc.
99.3		Press Release dated December 27, 2001 regarding Integrated DNA Technologies, Inc. and Isis Pharmaceuticals, Inc.
*
Confidential treatment has been requested with respect to certain portions of this exhibit. Omitted portions have been filed separately with the Securities and Exchange Commission.

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Isis Pharmaceuticals, Inc.
Dated: January 4, 2002	By: /s/ B. Lynn Parshall
B. Lynne Parshall Executive Vice President, Chief Financial Officer and Director

INDEX TO EXHIBITS

10.1	*	Collaboration Agreement dated December 11, 2001 between Isis Pharmaceuticals, Inc. and Amgen, Inc.
10.2	*	Oligonucleotide Manufacturing and Supply Agreement dated December 4, 2001 between Isis Pharmaceuticals, Inc. and Integrated DNA Technologies, Inc.
10.3	*	Amended and Restated IDT-Isis Licensing Agreement dated December 4, 2001 between Isis Pharmaceuticals, Inc. and Integrated DNA Technologies, Inc.
10.4		Master Agreement dated October 30, 2001 between Isis Pharmaceuticals, Inc. and Antisense Therapeutics Ltd.
10.5	*	Collaboration and License Agreement dated October 30, 2001 between Isis Pharmaceuticals, Inc. and Antisense Therapeutics Ltd.
10.6	*	Clinical Supply Agreement dated October 30, 2001 between Isis Pharmaceuticals, Inc. and Antisense Therapeutics Ltd.
10.7		Stock Purchase Agreement dated October 30, 2001 between Isis Pharmaceuticals, Inc. and Antisense Therapeutics Ltd.
99.1		Press Release dated December 13, 2001 regarding Amgen, Inc. and Isis Pharmaceuticals, Inc.
99.2		Press Release dated December 19, 2001 regarding Antisense Therapeutics Limited and Isis Pharmaceuticals, Inc.
99.3		Press Release dated December 27, 2001 regarding Integrated DNA Technologies, Inc. and Isis Pharmaceuticals, Inc.
*
Confidential treatment has been requested with respect to certain portions of this exhibit. Omitted portions have been filed separately with the Securities and Exchange Commission.

QuickLinks

SIGNATURE
INDEX TO EXHIBITS